Supplement dated December 16, 2011
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011, July 20, 2011,
August 1, 2011, September 16, 2011, and October 31, 2011)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

Leadership Structure and Board of Directors
On pages 32, 35, and 38 delete references to William G. Papesh.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
On or about January 1, 2012, on page 84, delete Brown Investment Advisory Incorporated and substitute
Brown Advisory LLC.

PORTFOLIO MANAGER DISCLOSURE

Brown Investment Advisory Incorporated
On or about January 1, 2012, on page 157, delete Brown Investment Advisory Incorporated and substitute
Brown Advisory LLC.